                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                           -------------------------



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                           -------------------------




        Date of Report (Date of earliest event reported): June 30, 2000




                        Sykes Enterprises, Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Florida                       0-28274                 56-1383460
----------------------------    -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)




             100 N. Tampa Street, Suite 3900, Tampa, Florida 33602
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)




                                 (813) 274-1000
                        -------------------------------
                        (Registrant's telephone number)

Item 2.  Acquisition or Disposition of Assets

         On June 30, 2000 (the "Closing Date"), Sykes Enterprises, Incorporated, (the "Registrant") sold a 93.5% interest in SHPS, Incorporated ("SHPS"), a wholly owned subsidiary who is a provider of outsourced employee benefit and care management services to customers that include large corporations, public sector employers, administrative service providers, managed-care companies and health insurance carriers.

         Pursuant to a Merger Agreement dated June 9, 2000 (the "Merger Agreement"), among the Registrant, SHPS, Welsh Carson Anderson and Stowe, VIII, LP ("WCAS") and Slugger Acquisition Corp., the Registrant and certain holders of options to purchase SHPS' common stock were paid an aggregate purchase price of $165.5 million in cash in exchange for 93.5% of the Registrant's ownership interest in SHPS and all of the option holders' interest in SHPS. Sykes retained a 6.5% interest in SHPS. The purchase price, which was paid on the Closing Date, was determined through arm's length negotiation between the parties.

         The Merger Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Merger Agreement set forth above is qualified in its entirety by reference to the Merger Agreement filed as an exhibit hereto.



Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements    -    None.

(b)      Pro Forma Financial Information.

         The foregoing unaudited pro forma consolidated financial information illustrates the effect of the Registrant's disposition of a 93.5% equity interest in SHPS, Incorporated ("SHPS"). The Unaudited Pro Forma Consolidated Balance Sheet of the Registrant at March 31, 2000 shows the financial position of the Company after giving effect to the disposition of SHPS as if it had occurred on March 31, 2000. The Unaudited Pro Forma Consolidated Statement of Income for the three months ended March 31, 2000 and the year ended December 31, 1999, give retrospective effect to the disposition as if it had occurred at the beginning of the earliest period presented.

         The pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999. The pro forma information may not necessarily be indicative of what the Registrant's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Registrant's results of operations or financial position for any future period or date.

SYKES ENTERPRISES, INCORPORATED
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (IN THOUSANDS)
MARCH 31, 2000


                                                                        PRO FORMA ADJUSTMENTS
                                                                      ---------------------------
                                                                                        PRO FORMA
                                                       HISTORICAL     ELIMINATION OF     ENTRIES         PRO
                                                        RESULTS          SHPS(a)        (b)(c)(d)       FORMA
                                                       ----------     --------------    ---------     ---------

ASSETS
Current assets
     Cash and cash equivalents                         $  27,532        $ (4,264)       $  67,279     $  90,547
     Restricted cash                                      19,799         (19,799)              --            --
     Receivables                                         150,097         (18,325)              --       131,772
     Prepaid expenses and other current assets            16,429          (1,347)              --        15,082
                                                       ---------        --------        ---------     ---------
     Total current assets                                213,857         (43,735)          67,279       237,401

Property and equipment, net                              146,370          (6,795)              --       139,575
Investment in subsidiary                                      --          12,511          (12,511)           --
Investment, at cost                                           --              --            2,112         2,112
Intangible assets, net                                    74,802         (47,061)         (14,843)       12,898
Deferred charges and other assets                         22,029          (3,292)           1,902        20,639
                                                       ---------        --------        ---------     ---------
                                                       $ 457,058        $(88,372)       $  43,939     $ 412,625
                                                       =========        ========        =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
     Current installments of long-term debt            $   4,529        $     --        $      --     $   4,529
     Accounts payable                                     30,607          (2,631)           3,250        31,226
     Income tax payable                                      978              --           21,668        22,646
     Accrued employee compensation and benefits           25,318          (1,922)              --        23,396
     Customer deposits                                    22,484         (22,484)              --            --
     Other accrued expenses and current liabilities       20,016          (3,974)              --        16,042
                                                       ---------        --------        ---------     ---------
     Total current liabilities                           103,932         (31,011)          24,918        97,839

Long-term debt                                            91,755              --          (90,000)        1,755
Intercompany debt                                             --         (49,352)          49,352            --
Deferred grants                                           23,218              --               --        23,218
Deferred revenue                                          45,392            (518)              --        44,874
Other long-term liabilities                                2,684          (2,944)              --          (260)
                                                       ---------        --------        ---------     ---------
     Total liabilities                                   266,981         (83,825)         (15,730)      167,426

Shareholders' equity
     Common stock                                            430              --               --           430
     Additional paid in capital                          157,218              --               --       157,218
     Retained earnings                                    58,463          (4,547)          59,669       113,585
     Accumulated other comprehensive income               (9,835)             --               --        (9,835)
                                                       ---------        --------        ---------     ---------
                                                         206,276          (4,547)          59,669       261,398
     Treasury stock at cost                              (16,199)             --               --       (16,199)
                                                       ---------        --------        ---------     ---------
     Total shareholders' equity                          190,077          (4,547)          59,669       245,199
                                                       ---------        --------        ---------     ---------
                                                       $ 457,058        $(88,372)       $  43,939     $ 412,625
                                                       =========        ========        =========     =========




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

SYKES ENTERPRISES, INCORPORATED
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2000
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                             PRO FORMA ADJUSTMENTS
                                                            -------------------------
                                             HISTORICAL     ELIMINATION    PRO FORMA       PRO
                                              RESULTS        OF SHPS(a)    ENTRIES(b)     FORMA
                                             ---------      -----------    ----------   ---------

REVENUES                                     $ 161,312       $(18,145)      $  --       $ 143,167

OPERATING EXPENSES:
      Direct salaries and related costs        102,211        (11,854)         --          90,357
      General and administrative                46,915         (5,591)       (157)         41,167
                                             ---------       --------       -----       ---------
TOTAL OPERATING EXPENSES                       149,126        (17,445)       (157)        131,524
                                             ---------       --------       -----       ---------

Income from operations                          12,186           (700)        157          11,643

OTHER INCOME (EXPENSE):
      Interest, net                             (1,236)           677          --            (559)
      Other                                         (1)             2          --               1
                                             ---------       --------       -----       ---------
TOTAL OTHER INCOME (EXPENSE)                    (1,237)           679          --            (558)
                                             ---------       --------       -----       ---------

INCOME BEFORE INCOME TAXES                      10,949            (21)        157          11,085

PROVISION FOR INCOME TAXES                       4,248             (8)         --           4,240

                                             ---------       --------       -----       ---------
NET INCOME                                   $   6,701       $    (13)      $ 157       $   6,845
                                             =========       ========       =====       =========

NET INCOME PER SHARE
      Basic                                  $    0.16                                  $    0.16
                                             =========                                  =========
      Diluted                                $    0.16                                  $    0.16
                                             =========                                  =========

SHARES OUTSTANDING
      Basic                                     42,606                                     42,606
      Diluted                                   42,902                                     42,902


SYKES ENTERPRISES, INCORPORATED
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1999
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                             PRO FORMA ADJUSTMENTS
                                                             ---------------------
                                             HISTORICAL     ELIMINATION    PRO FORMA       PRO
                                              RESULTS        OF SHPS(a)    ENTRIES(b)     FORMA
                                             ---------      -----------    ----------   ---------

REVENUES                                     $ 575,040       $(72,860)      $  --       $ 502,180

OPERATING EXPENSES:
      Direct salaries and related costs        371,935        (44,727)         --         327,208
      General and administrative               163,621        (22,808)       (626)        140,187
                                             ---------       --------       -----       ---------
TOTAL OPERATING EXPENSES                       535,556        (67,535)       (626)        467,395
                                             ---------       --------       -----       ---------

Income from operations                          39,484         (5,325)        626          34,785

OTHER INCOME (EXPENSE):
      Interest                                  (3,669)         1,912          --          (1,757)
      Other                                        151             (1)         --             150
                                             ---------       --------       -----       ---------
TOTAL OTHER INCOME (EXPENSE)                    (3,518)         1,911          --          (1,607)
                                             ---------       --------       -----       ---------

INCOME BEFORE INCOME TAXES                      35,966         (3,414)        626          33,178

PROVISION FOR INCOME TAXES                      13,935         (1,325)         --          12,610

                                             ---------       --------       -----       ---------
NET INCOME                                   $  22,031       $ (2,089)      $ 626       $  20,568
                                             =========       ========       =====       =========

NET INCOME PER SHARE
      Basic                                  $    0.52                                  $    0.49
                                             =========                                  =========
      Diluted                                $    0.51                                  $    0.48
                                             =========                                  =========

SHARES OUTSTANDING
      Basic                                     42,045                                     42,045
      Diluted                                   42,995                                     42,995


                        Sykes Enterprises, Incorporated

         Notes to Unaudited Pro Forma Consolidated Financial Statements

                                 (In Thousands)



Note 1   Pro Forma Balance Sheet Adjustments

         (a) The disposition of the company's interest in the assets and liabilities of SHPS.

         (b) The exercise of SHPS stock options and the associated tax benefit. The estimated compensation expense, net of applicable income taxes, related to the exercise of the SHPS stock options is included in pro forma retained earnings as of March 31, 2000, but has been excluded from the pro forma consolidated statement of income for the three months ended March 31, 2000 and for the year ended December 31, 1999.

         (c) The recognition of a 6.5% equity interest in SHPS to be held as an investment on a going forward basis.

         (d) The recognition of the estimated gain on the sale and its related tax liability, application of the proceeds of the sale, the write-off of intangible assets and the recognition of certain liabilities associated with completing the transaction. The proceeds received were used to reduce the line of credit balance in accordance with the Company's policy of using excess cash to reduce outstanding debt. The estimated gain, net of applicable income taxes, is included in pro forma retained earnings as of March 31, 2000, but has been excluded from the pro forma consolidated statement of income for the three months ended March 31, 2000 and for the year ended December 31, 1999.

                  The amount of the estimated gain will be adjusted based on SHPS' operating results for June 2000. These operating results for June 2000 are not available as of the date of this report.

Note 2   Pro Forma Income Statement Adjustments

         (a) The elimination of the operating results of SHPS for the respective periods.

         (b) The reduction in amortization expense of $157 and $626 for the three months ended March 31, 2000 and for the year ended December 31, 1999, respectively.




(c)      Exhibits - The following documents are filed as an Exhibit to this
         Report:

         2.1 Merger Agreement, dated as of June 9, 2000, among SHPS, Inc., Sykes Enterprises, Incorporated, Slugger Acquisition, Corp., and Welsh Carson Anderson & Stowe VIII, LP

         2.2      First Amendment to Merger Agreement

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYKES ENTERPRISES, INCORPORATED



Date:  July 14, 2000                   By: /s/ W. Michael Kipphut
                                           ------------------------------------
                                               W. Michael Kipphut
                                               Vice President and Chief
                                               Financial Officer

                        SYKES ENTERPRISES, INCORPORATED

                  Exhibit Index to Current Report on Form 8-K
                              Dated July 14, 2000


Exhibit
Number                            Description
-------                            -----------

  2.1    Merger Agreement, dated as of June 9, 2000, among SHPS, Inc.,
         Sykes Enterprises, Incorporated, Slugger Acquisition, Corp., and Welsh Carson Anderson & Stowe VIII, LP

  2.2    First Amendment to Merger Agreement




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